Financial Risk Management - Schedule of Foreign Currency Sensitivity Analysis (Detail) - US dollars to Euro [member] - EUR (€) € in Thousands	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022
Disclosure of detailed information about financial instruments [line items]
Nominal positions (net)	€ 369,091	€ 60,581
Increase in foreign currency exchange rate	10.00%	10.00%
Profit/(loss) before tax	€ (36,909)	€ 6,058
Equity before tax	€ (36,909)	€ 6,058